EXHIBIT 23.1

CINNAMON JANG WILLOUGHBY & COMPANY

Chartered Accountants
A PARTNERSHIP OF INCORPORATED PROFESSIONALS




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



         We hereby consent to the incorporation by reference of our report, dated February 6, 2006 (September 30, 2005 as to the effects of the restatement), appearing in this Annual Report on Form 10-KSB of Flexible Solutions International, Inc. for the year ended December 31, 2005.





                                        /s/ "Cinnamon Jang Willoughby & Company"


                                            Chartered Accountants


Burnaby, BC
March 5, 2006